UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009

AMBASSADORS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-26420	91-1688605

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2101 4th Avenue, Suite 210, Seattle, Washington 98121

(Address of Principal Executive Offices)
(Zip Code)
(206) 292-9606

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Memorandum of Understanding
     On September 9, 2009, Atlantic Gateway International (SAC) Ltd. (“AGIL”) entered into a Memorandum of Understanding (“MOU”) with Ambassadors International Inc. (the “Company”), evidencing the parties’ intent for AGIL to set up a new segregated account, Cypress II Segregated Account (“Cypress II”), to assume all liabilities under certain reinsurance retrocession agreements (as described in the MOU) (the “Reinsurance Agreements”), between the Company’s subsidiary, Cypress Reinsurance Ltd. (“Cypress”) and AGIL. The Company will transfer all potential future liabilities and assets relating to the Reinsurance Agreements to AGIL, for a 50% commission on all net profit distributions minus losses and expenses, including an annual management fee and bank charges associated with Cypress II. Pursuant to the MOU, once the transfer of the liabilities under the Reinsurance Agreements is completed, Cypress will be liquidated, and any remaining equity will be distributed to the Company, after deducting any expenses associated with such liquidation. The liquidation of Cypress will be subject to certain regulatory approvals.
Commutation Agreement
     On September 10, 2009, Cypress entered into a Commutation Agreement (the “Agreement”) with AGIL and Cypress II to transfer to Cypress II all current and potential future liabilities and assets pursuant to the Reinsurance Agreements in accordance with the MOU. Under the Agreement Cypress II will assume all of Cypress’ rights and duties and perform all of Cypress’ obligations under the Reinsurance Agreements. Cypress will pay AGIL a novation fee of $10,000 and reimburse AGIL for any further legal fees incurred in connection with the transfer of liabilities to Cypress II and the liquidation of Cypress.
     The foregoing description of the MOU and Commutation Agreement does not purport to be complete and is qualified in its entirety by reference to the MOU and Commutation Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Memorandum of Understanding dated September 9, 2009 between Atlantic Gateway International (SAC) Ltd. and Ambassadors International, Inc.

10.2	Commutation Agreement dated September 10, 2009 between Cypress Reinsurance Ltd. and Atlantic Gateway International (SAC) Ltd. and Cypress II Segregated Account.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: September 15, 2009	By:	/s/ Arthur A. Rodney
Arthur A. Rodney
Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
10.1	Memorandum of Understanding dated September 9, 2009 between Atlantic Gateway International (SAC) Ltd. and Ambassadors International, Inc.

10.2	Commutation Agreement dated September 10, 2009 between Cypress Reinsurance Ltd. and Atlantic Gateway International (SAC) Ltd. and Cypress II Segregated Account.